                                                                   EXHIBIT 99.01
                                                                   -------------



                           FASTECH INTEGRATION, INC.

                  Written Consent of Stockholders in Lieu of
                  ------------------------------------------
                      Special Meeting of the Stockholders
                      -----------------------------------

                               September __, 1998


          The undersigned, being the holders of: (i) a majority of the outstanding shares of Common Stock, par value $.000002 per share (the "Common Stock"), and Preferred Stock, par value $.01 per share (the "Preferred Stock"), of FASTech Integration, Inc., a Delaware corporation (the "Corporation"), voting together as a single class; (ii) a majority of the outstanding shares of Common Stock, voting as a single class; (iii) at least sixty percent (60%) of the outstanding shares of Preferred Stock, voting as a single class; (iv) a majority of the outstanding shares of Series A Preferred Stock of the Corporation, voting as a separate class; (v) a majority of the outstanding shares of Series B Preferred Stock of the Corporation, voting as a separate class; (vi) at least 60% of the outstanding shares of Series C Preferred Stock of the Corporation, voting as a separate class; (vii) at least 51% of the outstanding shares of Series D Preferred Stock of the Corporation, voting as a separate class; and
(viii) a majority of the outstanding shares of Series E Preferred Stock of the Corporation, voting as a separate class, do hereby consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware and Article FOURTH, Sections 2.2, 2.3 and 3 of the Corporation's Amended and Restated Certificate of Incorporation, as amended, to the adoption of the following resolution with the same force and effect as if duly adopted at a special meeting of the preferred stockholders called for the purpose:

          WHEREAS, the Board of Directors of the Corporation has deemed that it is advisable and in the best interests of the Corporation and the stockholders of the Corporation that FASTech Acquisition Corporation (the "Acquisition Subsidiary"), a Delaware corporation and wholly-owned subsidiary of Brooks Automation, Inc. ("Brooks") be merged with and into the Corporation, with the Corporation surviving the merger (the "Merger"), in accordance with the terms of the Merger Agreement (as defined below), and has adopted a resolution approving the Merger Agreement and the Merger and directing that the Merger Agreement and the Merger be submitted to the stockholders of the Corporation for approval; and

          WHEREAS, the Board of Directors of the Corporation has adopted a resolution that the Corporation's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), be amended to provide that the Merger not be deemed a liquidation, dissolution or winding up of the Corporation for purposes of Section 4 of Article FOURTH of the Corporation's Certificate of Incorporation, has declared the advisability of the amendment and has directed that the amendment be submitted to the stockholders of the Corporation.

            NOW, THEREFORE

MERGER AGREEMENT
----------------

RESOLVED:  That the Merger of the Acquisition Subsidiary with and into the
           Corporation on substantially the terms described in the proposed Agreement and Plan of Merger (the "Merger Agreement") between the Corporation, Brooks and the Acquisition Subsidiary in the form attached as Appendix A to the Consent Statement/Prospectus delivered to the stockholders of this Corporation with this Written Consent, and the performance by the Corporation of its obligations thereunder and the consummation by the Corporation of the transactions contemplated thereby, be and the same hereby are approved; and that the President or Treasurer of the Corporation be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Corporation, the Merger Agreement with such additions, deletions, amendments and modifications as such signatory may deem, in his sole discretion, necessary or advisable and in the best interests of the Corporation, the execution and delivery thereof to be conclusive evidence of his or her authority pursuant to this resolution.


AMENDMENT TO CHARTER
--------------------

RESOLVED:  That it is hereby proposed and deemed advisable that the
           Corporation's Amended and Restated Certificate of Incorporation, as amended, be amended by adding the following sentence at the end of
           Section 4.3 of Article FOURTH thereof:

           "Notwithstanding anything in this Section 4.3 to the contrary, the merger with or other acquisition of the Corporation prior to December 31, 1998 by Brooks Automation, Inc., a Delaware corporation, or any wholly-owned subsidiary of such corporation shall not be deemed, for purposes of this Section 4, to be a liquidation, dissolution or winding up of the Corporation."

           and such amendment hereby is, approved and adopted in all respects; and further

WAIVER OF NOTICE
----------------

RESOLVED:  That the stockholders hereby waive any requirement of advance written notice that may have been required on account of the Merger pursuant to Section 4.3 or any other section of the Corporation's Amended and Restated Certificate of Incorporation, as amended, as in effect on the date hereof; and further


PRIOR ACTIONS RATIFIED
----------------------

RESOLVED:  That all actions heretofore taken by any director or officer of the
           Corporation in connection with any matter referred to or contemplated by any of the foregoing resolutions are hereby approved, ratified, confirmed and accepted in all respects.


       This Consent may be signed in multiple counterparts, each of which shall be an original, but all of which taken together shall constitute one document. The undersigned further direct that this Consent shall be effective as of the earliest practicable date after it has been executed by the requisite number of stockholders and delivered to the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

       IF YOU CONSENT TO THE ACTIONS SET FORTH HEREIN, PLEASE SIGN, DATE AND RETURN THIS CONSENT TO THE CORPORATION AT YOUR EARLIEST POSSIBLE CONVENIENCE.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SERIES A PREFERRED STOCKHOLDERS:


    _____________________________                       September __, 1998
    RICHARD ANGELL


    ASPEN VENTURE PARTNERS, L.P.

    By:    Aspen Venture Associates, L.P.



    By:    _________________________                    September __, 1998

    Title: _________________________


    B.U.N.P.



    By:    _________________________                    September __, 1998

    Title: _________________________




    _____________________________                       September __, 1998
    DAVE BOZANICH



    _____________________________                       September __, 1998
    JOANN BRAINARD




    _____________________________                       September __, 1998
    GERALD S. J. CASSIDY


    CLAFLIN CAPITAL III



    By:    _________________________                    September __, 1998

    Title: _________________________

    CLAFLIN CAPITAL IV



    By:    _________________________                    September __, 1998

    Title: _________________________



    _____________________________                       September __, 1998
    JAMES P. FABIANI



    _____________________________                       September __, 1998
    FEDERICO FAGGIN



    _____________________________                       September __, 1998
    LESTER G. FANT, III



    _____________________________                       September __, 1998
    JAMES S. FANT




    _____________________________                       September __, 1998
    CHARLES A. FELT




    _____________________________                       September __, 1998
    DIANE D. FERGUSON




    _____________________________                       September __, 1998
    MERRILL J. FERGUSON

    MERRILL FERGUSON PENSION
    PLAN & TRUST



    By:    _________________________                    September __, 1998

    Title: _________________________


    FOGGY BOTTOM ASSOCIATES
    LIMITED PARTNERSHIP



    By:    _________________________                    September __, 1998

    Title: _________________________


    HBJ AND ASSOCIATES


    By:    _________________________                    September __, 1998

    Title: _________________________



    _____________________________                       September __, 1998
    JOHN T. HENDRICK



    _____________________________                       September __, 1998
    HAROLD B. JACOBS


    KEVIN J. KINSELLA TRUST


    By:    _________________________                    September __, 1998

    Title: _________________________


    KLEINER, PERKINS,
    CAUFIELD & BYERS IV



    By:    _________________________                    September __, 1998

    Title: _________________________

    _____________________________                       September __, 1998
    R. EDEN MARTIN



    _____________________________                       September __, 1998
    FRED O'DONNELL



    _____________________________                       September __, 1998
    GABRIELE BETH ROSENBERG



    _____________________________                       September __, 1998
    LAURENCE J. ROSENBERG


    IVOR ROYSTON AND COLLETTE
    S.C. ROYSTON CO-TRUSTEES,
    ROYSTON FAMILY TRUST


    By:    _________________________                    September __, 1998

    Title: _________________________



    _____________________________                       September __, 1998
    JEFFREY S. SMITH



    _____________________________                       September __, 1998
    MARK J. SPEHN


    SPROUT CAPITAL V



    By:    _________________________                    September __, 1998

    Title: _________________________



    _____________________________                       September __, 1998
    S. RICHARD SZCZEPANIK

    TECHNOLOGY VENTURE
    INVESTORS 3


    By:    _________________________                         September __, 1998

    Title: _________________________


    TVI MANAGEMENT-3


    By:    _________________________                         September __, 1998

    Title: _________________________



SERIES B PREFERRED STOCKHOLDERS:


    ________________________________                         September __, 1998
    RICHARD ANGELL


    ASPEN VENTURE PARTNERS, L.P.

    By:    Aspen Venture Associates, L.P.



    By:    _________________________                         September __, 1998

    Title: _________________________


    ________________________________                         September __, 1998
    DAVE BOZANICH


    CLAFLIN CAPITAL III



    By:    _________________________                         September __, 1998

    Title: _________________________

    CLAFLIN CAPITAL IV


    By:    ______________________                            September __, 1998

    Title: ______________________


    _____________________________                            September __, 1998
    DIANE D. FERGUSON


    _____________________________                            September __, 1998
    MERRILL J. FERGUSON


    HBJ AND ASSOCIATES


    By:    ______________________                            September __, 1998

    Title: ______________________



    _____________________________                            September __, 1998
    HAROLD B. JACOBS


    _____________________________                            September __, 1998
    JEFFREY S. SMITH


    _____________________________                            September __, 1998
    MARK J. SPEHN


    _____________________________                            September __, 1998
    S. RICHARD SZCZEPANIK

SERIES C PREFERRED STOCKHOLDERS:


    ASPEN VENTURE PARTNERS, L.P.

    By:    Aspen Venture Associates, L.P.



    By:    _________________________                         September __, 1998

    Title: _________________________


    ATLAS VENTURE FUND, L.P.



    By:    _________________________                         September __, 1998

    Title: _________________________


    B.U.N.P.



    By:    _________________________                         September __, 1998

    Title: _________________________



    ________________________________                         September __, 1998
    DAVE BOZANICH


    CLAFLIN CAPITAL III


    By:    _________________________                         September __, 1998

    Title: _________________________


    CLAFLIN CAPITAL IV


    By:    _________________________                         September __, 1998

    Title: _________________________

    CLAFLIN CAPITAL V


    By:    _________________________                         September __, 1998

    Title: _________________________


    HBJ AND ASSOCIATES


    By:    _________________________                         September __, 1998

    Title: _________________________



    ________________________________                         September __, 1998
    HAROLD B. JACOBS



    ________________________________                         September __, 1998
    JEFFREY S. SMITH



    ________________________________                         September __, 1998
    S. RICHARD SZCZEPANIK



SERIES D PREFERRED STOCKHOLDERS:

    ADVAL LIMITED PARTNERSHIP

    By:    Advent International Limited Partner
           its General Partner

    By:    Advent International Corporation,
           its General Partner


    By:    _________________________                         September __, 1998

    Title: _________________________

ADTEL LIMITED PARTNERSHIP

By:    Advent International Limited Partnership,
       its General Partner

By:    Advent International Corporation,
       its General Partner


By:    _________________________                              September __, 1998

Title: _________________________


ADWEST LIMITED PARTNERSHIP

By:    Advent International Limited Partnership,
       its General Partner

By:    Advent International Corporation,
       its General Partner

By:    _________________________                              September __, 1998

Title: _________________________


ADVENT INTERNATIONAL
INVESTORS LIMITED PARTNERSHIP


By:    _________________________                              September __, 1998

Title: _________________________


ADVENT INTERNATIONAL NETWORK
FUND LIMITED PARTNERSHIP

By:    Advent International Corporation,
       its General Partner


By:    _________________________                              September __, 1998

Title: _________________________

ADVENTACT LIMITED PARTNERSHIP

By:    Advent International Limited Partnership,
       its General Partner

By:    Advent International Corporation,
       its General Partner


By:    _________________________                              September __, 1998

Title: _________________________


_____________________________                                 September __, 1998
RICHARD ANGELL


ASPEN VENTURE PARTNERS, L.P.

By:    Aspen Venture Associates, L.P.


By:    _________________________                              September __, 1998

Title: _________________________


ATLAS VENTURE FUND, L.P.


By:    _________________________                              September __, 1998

Title: _________________________


B.U.N.P.


By:    _________________________                              September __, 1998

Title: _________________________


CLAFLIN CAPITAL III


By:    _________________________                              September __, 1998

Title: _________________________

     CLAFLIN CAPITAL IV


     By:    _________________________                         September __, 1998

     Title: _________________________


     CLAFLIN CAPITAL V


     By:    _________________________                         September __, 1998

     Title: _________________________



     _____________________________                            September __, 1998
     MERRILL J. FERGUSON


     MATRIX PARTNERS III, L.P.


     By:    _________________________                         September __, 1998

     Title: _________________________


     _____________________________                            September __, 1998
     JEFFREY S. SMITH


     _____________________________                            September __, 1998
     MARK J. SPEHN


SERIES E PREFERRED STOCKHOLDERS:


     _____________________________                            September __, 1998
     CHARLES BAYLIS

     _____________________________                            September __, 1998
     GREG KAMINSKI


COMMON STOCKHOLDERS:


     _____________________________                            September __, 1998
     PATRICIA F. ANASTASIA


     _____________________________                            September __, 1998
     JAMES P. ANTES


     _____________________________                            September __, 1998
     TODD AUBIN


     _____________________________                            September __, 1998
     IVAN BASCH


     _____________________________                            September __, 1998
     THOMAS E. BELL


     _____________________________                            September __, 1998
     FREDERICK F. BEMENT


     _____________________________                            September __, 1998
     BALAJI C. BHAGAWAN


     _____________________________                            September __, 1998
     JOHN JOSEPH BIASI


     _____________________________                            September __, 1998
     JONATHAN I. BIER


     _____________________________                            September __, 1998
     STEVEN D. BOULANGER


     _____________________________                            September __, 1998
     WILLIAM BOYLE

    _____________________________                     September __, 1998
    HANS M.T. BUKOW


    _____________________________                     September __, 1998
    MARC CARLSON


    _____________________________                     September __, 1998
    GUILLERMO CHANG


    _____________________________                     September __, 1998
    SOCK-WAN CHU


    _____________________________                     September __, 1998
    GARY F. COE


    _____________________________                     September __, 1998
    CHRISTOPHER E. CONDO


    _____________________________                     September __, 1998
    NANCI CONNORS


    _____________________________                     September __, 1998
    BARBARA CULHANE


    _____________________________                     September __, 1998
    ANDREW CURTIS


    _____________________________                     September __, 1998
    RICHARD DANIELSON


    _____________________________                     September __, 1998
    VINCENT M. DEANGELIS


    _____________________________                     September __, 1998
    STEPHEN DEBACCO


    _____________________________                     September __, 1998
    SUBIR DUTT

    _____________________________                     September __, 1998
    SESHADRI DWARAKANATH

    _____________________________                     September __, 1998
    J. REED ELLIOTT


    _____________________________                     September __, 1998
    ROBERT EMBT



    _____________________________                     September __, 1998
    ALEXANDRA ENGLAND


    _____________________________                     September __, 1998
    DENNIS ESSA


    _____________________________                     September __, 1998
    DAVID FEMIA


    _____________________________                     September __, 1998
    MARGARET K. FERRO


    _____________________________                     September __, 1998
    ERIC K. FORGO


    _____________________________                     September __, 1998
    MICHAEL S. FOX


    _____________________________                     September __, 1998
    DAVID A. FRANK


    _____________________________                     September __, 1998
    GREGORY C. GAKE


    _____________________________                     September __, 1998
    TIMOTHY J. GALLAGHER


    _____________________________                     September __, 1998
    EILEEN GARCIA-SMITH


    _____________________________                     September __, 1998
    SALIL GODIKA

    _____________________________                     September __, 1998
    YOUHONG W. GONG


    _____________________________                     September __, 1998
    RONALD J. HAM


    _____________________________                     September __, 1998
    NEIL C. HELLER


    _____________________________                     September __, 1998
    MARY G. HORVATH


    _____________________________                     September __, 1998
    CHRISTINE T. HOXIE


    _____________________________                     September __, 1998
    TSING HSU


    _____________________________                     September __, 1998
    JESSE HUANG


    _____________________________                     September __, 1998
    MIA LIN JAN


    _____________________________                     September __, 1998
    SCOTT A. JONES


    _____________________________                     September __, 1998
    DIPAK H. KAMDAR


    _____________________________                     September __, 1998
    RUSSELL KARP



    _____________________________                     September __, 1998
    ALAN KHEW


    _____________________________                     September __, 1998
    B.L. KHOO

    _____________________________                     September __, 1998
    ROBERT KIBURZ


    _____________________________                     September __, 1998
    ENG TECK KONG


    _____________________________                     September __, 1998
    PAUL LAMPREY


    _____________________________                     September __, 1998
    JOHN LANGLEY


    _____________________________                     September __, 1998
    DANNY LEBLANC


    _____________________________                     September __, 1998
    DOUGLAS LENOX


    _____________________________                     September __, 1998
    WAYNE A. LOBB


    _____________________________                     September __, 1998
    TIAK-NOH LOH


    _____________________________                     September __, 1998
    PATRICK LUI


    _____________________________                     September __, 1998
    MANJUNATH D. MAKONAHALLI


    _____________________________                     September __, 1998
    ANUSH MANUKIAN


    _____________________________                     September __, 1998
    JOHN MASSIDA


    _____________________________                     September __, 1998
    CHRIS MCKENNA

    ESCROW AGENT:
    STATE STREET BANK & TRUST COMPANY

    By: _________________________                           September __, 1998
    Title:_______________________

    _____________________________                           September __, 1998
    MYRON R. MEIER


    _____________________________                           September __, 1998
    JENNIFER J. MITCHELL


    _____________________________                           September __, 1998
    JUSTIN LIM KIM MOH


    _____________________________                           September __, 1998
    LESLIE NADITCH


    _____________________________                           September __, 1998
    JOSEPH N. NAJJAR


    _____________________________                           September __, 1998
    WILLIAM J. O'BRIEN


    _____________________________                           September __, 1998
    MARK R. OHLSON


    _____________________________                           September __, 1998
    PAUL PANEPINTO


    _____________________________                           September __, 1998
    JAMES A. PELUSI


    _____________________________                           September __, 1998
    ANG KIAN PENG


    _____________________________                           September __, 1998
    CHARLES S. PEPPLER


    _____________________________                           September __, 1998
    GERRY PERHAM

    _____________________________                           September __, 1998
    CAROLYN PISANI


    _____________________________                           September __, 1998
    GREGORY T. PRESLEY


    _____________________________                           September __, 1998
    CHRIS RABER


    _____________________________                           September __, 1998
    MICHAEL S. RAMNARINE


    _____________________________                           September __, 1998
    ANAND RAU


    _____________________________                           September __, 1998
    KEVIN J. RHODES


    _____________________________                           September __, 1998
    RAYMOND S. RITTER


    _____________________________                           September __, 1998
    DOUGLAS I. ROSS


    _____________________________                           September __, 1998
    JANICE SCANZIO


    _____________________________                           September __, 1998
    MICHAEL SCHIELD


    _____________________________                           September __, 1998
    CORINNE SCHILLIN


    _____________________________                           September __, 1998
    GLORIA SCOTT


    _____________________________                           September __, 1998
    JOHN H. SCOVILLE

    _____________________________                           September __, 1998
    FRANK R. SENESI, JR.

    _____________________________                           September __, 1998
    MAJIA SHABAZI


    _____________________________                           September __, 1998
    SUMAN SHARMA


    _____________________________                           September __, 1998
    KENNETH CHOO SHEN


    _____________________________                           September __, 1998
    CARLOS SMITH


    _____________________________                           September __, 1998
    MICHAEL B. SMITH


    _____________________________                           September __, 1998
    LINDA STINSON


    _____________________________                           September __, 1998
    ROB SWISTON


    _____________________________                           September __, 1998
    SENG TAN


    _____________________________                           September __, 1998
    NG BOON THIONG


    _____________________________                           September __, 1998
    GREGORY THOMSON


    _____________________________                           September __, 1998
    JEAN L. TOWNS


    _____________________________                           September __, 1998
    TONY VON RUDEN


    _____________________________                           September __, 1998
    TRACY WAGNER

    _____________________________                           September __, 1998
    LINDA M. WALSH


    _____________________________                           September __, 1998
    LEE PANG WEE


    _____________________________                           September __, 1998
    WENDT WITHERS


    _____________________________                           September __, 1998
    SALEEM YUSUF


    _____________________________                           September __, 1998
    PAUL ZACKIN